-1-


                        PILGRIM'S PRIDE CORPORATION

     FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois


U.S. Bancorp Ag Credit, Inc.
   (formerly known as FBS Ag Credit, Inc.)
Denver, Colorado


CoBank, ACB
Wichita, Kansas


ING (U.S.) Capital Corporation ("ING ")
New York, New York


Wells Fargo Bank (Texas), N.A.
Dallas, Texas


Credit Agricole Indosuez, Chicago Branch (successor by merger to Caisse Nationale de Credit Agricole, Chicago Branch)
Chicago, Illinois



Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Secured Credit Agreement dated as of August 11, 1997 (the "CREDIT AGREEMENT") among the undersigned, Pilgrim's Pride Corporation, a Delaware corporation (the "COMPANY"), you (the "BANKS") and Harris Trust and Savings Bank, as agent for the Banks (the "AGENT"). All defined terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     The Banks extend a $100,000,000 revolving credit facility to the Company on the terms and conditions set forth in the Credit Agreement. The Company, the Agent and the Banks now wish to amend the Credit Agreement to reduce the amount of the Revolving Credit to $50,000,000, extend the Termination Date of the Credit Agreement from May 31, 2000 to May 31, 2001, provide for the withdrawal of Wells Fargo Bank (Texas), N.A. ("WELLS FARGO") from the bank group, permit the Company to establish an accounts receivable securitization program and amend various financial covenants and other provisions of the Credit Agreement, all on the terms and conditions and in the manner set forth in this Amendment.


1.   AMENDMENTS.

     Upon satisfaction  of  all  of  the  conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

    1.1. Section 1.1(a) of the Credit Agreement shall be amended by replacing the date "May 31, 2000" appearing therein with the date "May 31, 2001".

    1.2. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:

         "(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "REVOLVING CREDIT COMMITMENTS" and individually, a "REVOLVING CREDIT COMMITMENT"):

Harris Trust and Savings Bank               $14,285,714 28.57%
   U.S. Bancorp Ag Credit, Inc.
                                            $10,714,286 21.43%
   CoBank, ACB
                                            $10,714,286 21.43%
   ING (U.S.) Capital
   Corporation                               $7,142,857 14.29%
   Credit Agricole Indosuez,
   Chicago Branch                            $7,142,857 14.29%
     Total
                                            $50,000,000 100%

     Each Bank's Revolving Credit Commitment shall be reduced from time to time by the aggregate outstanding principal amount of all Bid Loans made by such Bank, and shall be increased (but in no event above the amount set forth above for each Bank) by the aggregate principal amount of each principal repayment of such Bid Loans made from time to time."

    1.3. The fifth sentence of Section 1.5 of the Credit Agreement shall be amended by inserting the phrase "minus one-half of one percent" after the phrase "Applicable Margin for Eurodollar Loans" appearing in clause (b) thereof.

    1.4.  The  definition  of  the  term  "APPLICABLE MARGIN" appearing  in
Section 4.1 of the Credit Agreement shall be amended to read as follows:

          " "APPLICABLE MARGIN" shall mean, with respect to each type of Loan described in Column A below, the rate of interest per annum shown in Columns B, C, D and E below for the range of Leverage Ratio specified for each
          Column:


     A                    B                C               D               E
Leverage Ratio      <0.45 to 1   >.45 to 1 and   >.50 to 1 and   >.60 to 1 and
                                     <0.5 to 1     <.60 to 1        <.70 to 1

Eurodollar Loans       1.00%           1.375%         1.625%          2.0%
Domestic Rate Loans     0.0%           0.125%         0.375%         0.75%
CD Rate Loans         1.125%            1.50%          1.75%        2.125%

          Not later than 5 Business Days after receipt by the Agent of the financial statements called for by
          Section 7.4 hereof for the applicable fiscal quarter, the Agent shall determine the Leverage Ratio for the applicable period and shall promptly notify the Company and the Banks of such determination and of any change in the Applicable Margins resulting therefrom. Any such change in the Applicable Margins shall be effective as of the date the Agent so notifies the Company and the Banks with respect to all Loans outstanding on such date, and such new Applicable Margins shall continue in effect until the effective date of the next quarterly redetermination in accordance with this Section. Each determination of the Leverage Ratio and Applicable Margins by the Agent in accordance with this Section shall be conclusive and binding on the Company and the Banks absent manifest error. From the date hereof until the Applicable
          Margins are first adjusted pursuant hereto, the Applicable Margins shall be those set forth in column D above."

    1.5. The definition of the term "BORROWING BASE" shall be amended to read as follows:

     ""BORROWING BASE", as determined on the basis of the information contained in the most recent Borrowing Base Certificate, shall mean an amount equal to:

          (a) 65% of the Value of Eligible Inventory consisting of feed grains, feed and ingredients, plus

          (b) 65% percent of the Value of Eligible Inventory consisting of live and dressed broiler chickens and commercial eggs, plus

          (c) 65% of the Value of Eligible Inventory consisting of prepared foods, plus

          (d) 100% of the Value of Eligible Inventory consisting of breeder hens, breeder pullets, commercial hens, commercial pullets and hatching eggs, plus

          (e) 40% of the Value of Eligible Inventory consisting of packaging materials, vaccines, general supplies, and maintenance supplies, minus

          (f) the aggregate outstanding amount of all Grower Payables that are more than 15 days past due."

    1.6.  The definition  of  the  term "Eligible Receivables" appearing in
Section 4.1 of the Credit Agreement shall be deleted.

    1.7. Section 4.1 of the Credit Agreement shall be amended by adding the following definitions thereto:

          ""FUNDING CORP." shall mean Pilgrim's Pride Funding Corporation, a Delaware corporation.

          "PAR  CAPITAL"  shall  mean  Pooled  Accounts  Receivable Capital
     Corporation.

          "RECEIVABLES SECURITIZATION PROGRAM" shall mean any receivables securitization program to which the Company is a party which provides for the sale by the Company, without recourse, of its Receivables for a cash consideration of not less than 70% of the unpaid value of such Receivables, and including in any event the receivables securitization program pursuant to which the Company will sell to Funding Corp. all or substantially all of the Company's receivables and Funding Corp. will in turn sell an undivided interest in all of such Receivables to PAR Capital."

    1.8. Section 7.4(e) of the Credit Agreement shall be amended to read as follows:

         "(e)  Intentionally Omitted."

    1.9. Section 7.7 of the Credit Agreement shall be amended by adding the following phrase immediately before the period appearing at the end thereof:

          ", and (c) the sale of all or substantially  all of the
          Company's   Receivables   pursuant   to  a  Receivables
          Securitization Program."

   1.10. Section 7.8 of the Credit Agreement shall be amended to read as follows:

          "SECTION 7.8. LEVERAGE RATIO. The Company will not permit the ratio of its Leverage Ratio at any time during each period specified below to exceed the ratio specified below for such period:

               (a) from the last day of Fiscal Year 1997 through the next to last day of Fiscal Year 1998, 0.675 to 1;

               (b) from the last day of Fiscal Year 1998 through the next to last day of Fiscal Year 1999, 0.65 to 1;

               (c) from the last day of Fiscal Year 1999 through the next to last day of Fiscal Year 2000, 0.625 to 1; and

               (d)  on the last day  of  Fiscal  Year  2000 and thereafter,
          0.60 to 1."

   1.11. Section 7.13 of the Credit Agreement shall be amended to read as follows:

          "SECTION 7.13. MINIMUM NET WORKING CAPITAL. The Company will maintain Net Working Capital at all times during each period specified below (measured as of the last day of each monthly fiscal accounting period) in an amount not less than the amount specified below for each period:

               (a)  during Fiscal Year 1998, $50,000,000;

               (b)  during Fiscal Year 1999, $50,000,000;

               (c)  during Fiscal Year 2000, $55,000,000; and

               (d)  during each Fiscal Year thereafter, $60,000,000."

   1.12. Section 7.14(b) of the Credit Agreement shall be amended to read as follows:

         "(b) additional capital expenditures in an aggregate amount not to exceed $48,000,000 in Fiscal Years 1997, 1998 and 1999 in connection with the acquisition and expansion of the fixed assets, inventory and operations of Green Acre Foods, Inc."

   1.13. Section 7.16 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (n) thereof, by replacing the period at the end of subsection (o) thereof with the phrase "; and" and by adding the following provision thereto as subsection (p):

         "(p) the interest of any purchaser of the Company's Receivables purchased by it pursuant to a Receivables Securitization Program in such Receivables."

   1.14. Section 7.17 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (o) thereof, by replacing the period at the end of subsection (p) thereof with the phrase "; and" and by adding the following provision thereto as subsection (q):

         "(q) indebtedness of the Company and its Subsidiaries pursuant to Receivables Securitization Programs."

   1.15. Section 7.18 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (j) thereof, by replacing the period at the end of subsection (k) thereof with the phrase "; and" and by adding the following provision thereto as subsection (l):

         "(l) an initial capital contribution to Funding Corp. in an amount of up to $1,000 and investments, if any, arising from the sale of Receivables at a discount pursuant to Receivables Securitization Programs."

   1.16. Section 7.19 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (b) thereof, by replacing the period at the end of subsection (c) thereof with the phrase "; and" and by adding the following provision thereto as subsection (d):

         "(d) the sale by the Company of all or substantially all of its Receivables pursuant to Receivables Securitization Programs."

   1.17. Section 7.26 of the Credit Agreement shall be amended to read as follows:

          "SECTION 7.26. Intentionally Omitted."

   1.18. Section 7.29 of the Credit Agreement shall be amended to read as follows:

          "SECTION 7.29. NEW SUBSIDIARIES. The Company will not, directly or indirectly, create or acquire any Subsidiary except Funding Corp. unless (a) after giving effect to any such creation or acquisition, the total assets (determined in accordance with generally accepted accounting principles, consistently applied) of all such Subsidiaries would not exceed 5% of the Total Assets of the Company and its Subsidiaries, and (b) all Inventory and Receivables of such Subsidiaries are pledged to the Agent for the benefit of the Banks pursuant to a security agreement substantially identical to the Security Agreement."

   1.19. Notwithstanding anything contained in this Agreement or the documentation for the Receivables Securitization Program to the contrary, the Receivables sold to Funding Corp. pursuant to the Receivables Securitization Program will be treated as Receivables of the Company and all indebtedness, obligations and liabilities of the Company and Funding Corp. shall be treated as indebtedness, obligations and liabilities of the Company for purposes of calculating compliance with the financial covenants contained in Section 7 of the Credit Agreement.

   1.20. Exhibit G to the Credit Agreement shall be replaced by Exhibit G to this Amendment.

   1.21. Exhibit I to the Credit Agreement shall be replaced by Exhibit I to this Amendment.


2.   CONDITIONS PRECEDENT.

     The effectiveness of the Amendment is subject to the satisfaction of all of the following conditions precedent:

    2.1. The Company and each of the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

    2.2. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct.

    2.3. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

    2.4. All legal matters incident to the execution and delivery hereof and the instruments and documents contemplated hereby shall be satisfactory to the Banks.

    2.5. The Agent shall have received (in sufficient counterparts for distribution to each of the Banks) all of the following in a form satisfactory to the Agent, the Banks and their respective counsel:

          (a) copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment, and the other instruments and documents contemplated hereby; and

          (b) Opinion of counsel to the Company substantially in the form of Exhibit A hereto and satisfactory to the Agent, the Banks and their respective counsel.

    2.6. The Agent shall have received for the ratable benefit of the Banks an amendment fee in an amount equal to one-eighth of one percent (0.125%) of the maximum amount of the Revolving Credit in effect after giving effect to this Amendment.


3.   REPRESENTATIONS AND WARRANTIES.

    3.1.  The  Company,  by  its   execution   of  this  Amendment,  hereby
represents and warrants the following:

          (a)  each  of  the representations and warranties  set  forth  in
     Section 5 of the Credit Agreement is true and correct as of the date hereof, except that the representations and warranties made under
     Section 5.3 shall be deemed to refer to the most recent annual report furnished to the Banks by the Company; and

          (b) the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.


4.   MISCELLANEOUS.

    4.1. Upon satisfaction of the conditions precedent set forth above, the Company shall be deemed to have requested from the Banks other than Wells Fargo loans in an aggregate principal amount equal to the unpaid principal amount of the Secured Revolving Credit Note dated August 11, 1997 payable to the order of Wells Fargo (the "WELLS FARGO NOTE"), and such Banks will make such loans if all conditions set forth in Section 6.2 of the Credit Agreement are satisfied. The proceeds of such loans shall be used exclusively to pay the outstanding principal balance of the Wells Fargo Note, and the Company will pay all accrued interest thereon and all other fees and other amounts due to Wells Fargo , including without limitation accrued and unpaid commitment fees, letter of credit fees and all amounts, if any, payable under Section 9.4 of the Credit Agreement with respect to such prepayment. Upon payment in full of all principal of and accrued interest on such Wells Fargo Note, and all such other amounts, all participations in L/Cs and Reimbursement Obligations by Wells Fargo shall terminate and Wells Fargo shall cease to be a party to the Credit Agreement and shall have no rights or obligations thereunder except for its rights under Sections 9.3, 9.4, 11.5 and 11.9 which shall continue unaffected by this Amendment.

    4.2. The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Accounts Receivable, Farm Products and Inventory dated as of May 27, 1993, as amended (the "SECURITY AGREEMENT") and the Company hereby agrees that the Security Agreement shall secure all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended by this Amendment, that notwithstanding the execution and delivery of this Amendment, the Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Company thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    4.3. Except as specifically amended herein the Credit Agreement and the Notes shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    4.4. The Company agrees to pay all out-of-pocket costs and expenses incurred by the Agent and Banks in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the fees and expenses of Messrs. Chapman and Cutler.

    4.5. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.

    4.6. (A) THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT PROVIDED IN
SECTION 4.6(b) HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.

     (b) NOTWITHSTANDING ANYTHING IN SECTION 4.6(a) HEREOF TO THE CONTRARY, NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

    4.7. The Banks hereby authorize and direct the Agent to release its security interest in any of the Company's Receivables (as defined in the Security Agreement) that have been sold from time to time pursuant to a Receivables Securitization Program and related rights and properties and to execute and deliver from time to time such amendments to the Security Agreement and related UCC financing statements as the Agent may deem necessary or convenient to reflect such release.

Dated as of June ___, 1998.


                                     PILGRIM'S PRIDE CORPORATION


                                     By
                                       ____________Its Executive President

     Accepted and Agreed to as of the day and year last above written.

                                     HARRIS TRUST AND SAVINGS BANK
                                       individually and as Agent


                                     By
                                       _________________Its Vice President


                                     U.S. BANCORP AG CREDIT, INC.


                                     By
                                       ________________________________Its

                                     COBANK, ACB


                                     By
                                       ________________________________Its

                                     ING (U.S.) CAPITAL CORPORATION


                                     By
                                       ________________________________Its

                                     WELLS FARGO BANK (TEXAS), N.A.


                                     By
                                       ________________________________Its

                                     CREDIT AGRICOLE INDOSUEZ, CHICAGO
                                       BRANCH


                                     By
                                       ________________________________Its


                                     By
                                       ________________________________Its

                                 EXHIBIT A

                  (TO BE RETYPED ON LETTERHEAD OF COUNSEL
                     AND DATED AS OF DATE OF CLOSING)



                             __________, 1998



Harris Trust and Savings Bank
Chicago, Illinois


U.S. Bancorp Ag Credit, Inc.
   (formerly known as FBS Ag Credit, Inc.)
Denver, Colorado


CoBank, ACB
Wichita, Kansas


ING (U.S.) Capital Corporation ("ING ")
New York, New York


Wells Fargo Bank (Texas), N.A.
Dallas, Texas


Credit Agricole Indosuez, Chicago Branch (successor by merger to Caisse Nationale de Credit Agricole, Chicago Branch)
Chicago, Illinois




Ladies and Gentlemen:

     We have served as counsel to Pilgrim's Pride Corporation, a Delaware corporation (the "BORROWER"), in connection with the amendment and extension of the revolving credit facility being made available by you to the Borrower pursuant to the Amended and Restated Secured Credit Agreement dated as of August 11, 1997 (the "CREDIT AGREEMENT") among the Borrower and you. As such counsel, we have supervised the taking of the corporate proceedings necessary to authorize the execution and delivery of, and have examined executed originals of, the First Amendment to Amended and Restated Secured Credit Agreement dated as of June ___, 1998 (the "AMENDMENT") among the Borrower and you. As counsel to the Borrower, we are familiar with the articles of incorporation, charter, by-laws and any other agreements under which the Borrower is organized. We have also examined such other instruments and records and inquired into such other factual matters and matters of law as we deem necessary or pertinent to the formulation of the opinions hereinafter expressed.

     Based upon the foregoing and upon our examination of the articles of incorporation, charter and by-laws of the Borrower, we are of the opinion that:

      1. The Borrower is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware with full and adequate corporate power and authority to carry on its business as now conducted and is duly licensed or qualified and in good standing in all jurisdictions wherein the conduct of its business or the assets and properties owned or leased by it require such licensing or qualification.

      2. The Borrower has full right, power and authority to borrow from you, to mortgage, pledge, assign and otherwise encumber its assets and properties as collateral security for such borrowings, to execute and deliver the Amendment executed by it and to observe and perform all the matters and things therein provided for. The execution and delivery of the Amendment by the Borrower does not, nor will the observance or performance of any of the matters or things therein provided for, contravene any provision of law or of the respective articles of incorporation, charter or by-laws of the Borrower (there being no other agreements under which the Borrower is organized) or, to the best of our knowledge after due inquiry, of any covenant, indenture or agreement binding upon or affecting the Borrower or any of its properties or assets.

      3. The Amendment executed by the Borrower has been duly authorized by all necessary corporate action (no stockholder approval being required), has been executed and delivered by the proper officers of the Borrower and the Credit Agreement, as amended by the Amendment, constitutes a valid and binding agreement of the Borrower enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity.

      4. No order, authorization, consent, license or exemption of, or filing or registration with, any court or governmental department, agency, instrumentality or regulatory body, whether local, state or federal, is or will be required in connection with the lawful execution and delivery of the Amendment or the observance and performance by the Borrower of any of the terms of the Credit Agreement as amended by the Amendment.

      5. To the best of our knowledge after due inquiry, there is no action, suit, proceeding or investigation at law or in equity before or by any court or public body pending or threatened against or affecting the Borrower or any of its assets and properties which, if adversely determined, could result in any material adverse change in the properties, business, operations or financial condition of the Borrower or in the value of the collateral security for your loans and other credit accommodations to the Borrower.

      6. The rates of interest provided for under the Credit Agreement and the Loan Documents (as defined in the Credit Agreement) and any other amounts payable thereunder that would constitute interest would not violate any usury law of the State of Texas should such laws apply to the Credit Agreement, any of the Loan Documents or any of the indebtedness, obligations and liabilities of the Borrower or Mr. and Mrs. Lonnie A. Pilgrim thereunder.

     We are admitted to practice law only in the State of Texas and do not purport to be experts in or qualified to express legal conclusions with respect to the laws of any jurisdiction other than the State of Texas or of the United States of America, except the Business Corporation Act of the State of Delaware.

                                           ____________Respectfully submitted,

                                 EXHIBIT G


                        Pilgrim's Pride Corporation



                        BORROWING BASE CERTIFICATE
                        as of _____________________
                             ($000's omitted)

     This Borrowing Base Certificate is furnished to Harris Trust and Savings Bank, as agent (the "AGENT"), pursuant to that certain Amended and Restated Secured Credit Agreement dated as of August 11, 1997, as amended, by and among Pilgrim's Pride Corporation (the "COMPANY"), Harris Trust and Savings Bank and the other Bank parties thereto (the "AGREEMENT"). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

           1. I am the duly elected Chief Financial Officer of the Company.

           2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, the attached computation of the Borrowing Base as defined in Section 4.1 of the Agreement.

           3. No change of name, corporate identity or address of the chief executive office of the Company has occurred.

           4. I have reviewed the terms of the Agreement and, pursuant to such review, I have no knowledge of the existence of any condition or event which would constitute a Potential Default or Event of Default, except as set forth below (detailing the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event):

     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

           4. The information above and any attached exhibits do not contain any untrue statement of material fact or omit a material fact, either individually or in aggregate, that would make the information or any attached exhibits misleading.

                                     PILGRIM'S PRIDE CORPORATION




                                     By __________________________________
                                      ITS

                        SUMMARY OF COLLATERAL POOL
                      Dated as of ___________, 199__


                                                INVENTORY             ADVANCE
                                UNITS              VALUE               VALUE
  1.)  Live Broilers       __________          $_________          $__________
  2.)  Breeder Hens        __________          $_________          $__________
  3.)  Breeder Pullets     __________          $_________          $__________
  4.)  Commercial Hens     __________          $_________          $__________
  5.)  Commercial Pullets  __________          $_________          $__________
  6.)  Grain Feed (Field)  __________          $_________          $__________
  7.)  Eggs (Hatching
       /In Transit)        __________          $_________          $__________
  8.)  Dressed Broilers    __________          $_________          $__________
  9.)  Prepared Foods      __________          $_________          $__________
 10.)  Eggs (Commercial)   __________          $_________          $__________
 11.)  Grain (Feedmills)   __________          $_________          $__________
 12.)  Branch Inventory
       of Packaged Items   $_________          $__________
 13.)  Packaging, Vaccines,
       Supplies            $_________          $__________

 SUBTOTAL (lines 1-13)     __________          $_________          $__________

 14.)  Less Grower Payables
       Greater than 15 days                                       ($__________)

       TOTAL COLLATERAL POOL                   $_________          $__________

 13.)  Less O/S Indebtedness as of:             _________          $__________


       TOTAL AVAILABLE CREDIT:                                     $__________

COLLATERAL VALUE COMPUTATIONS
Dated as of __________, 199__
COLLATERAL POOL:

                                                  GROSS VALUE          Advance
                                                  COMPUTATION           VALUE
1)   Live Broiler Value:
     Number of Head                                __________ Head

     (-) Death/Reject Rate (4%)                    __________ Head

     (x) Avg. Weight per Bird (2                   __________ Lbs.
         Lbs.)

     (x) ________________________    _________ cents/lb.

      as of                 ___________            __________x 65%____________

2)   Breeder Hen Value:
     Number of Head                                           __________ Head

     (x) Loan Value @       $1.50/bird             ________@ 100% ____________

3)   Breeder Pullet Value:
     Number of Head                                __________ Head

     (x) Loan Value @       $1.00/bird             ________@ 100% ____________

4)   Commercial Hen Value:
     Number of Head                                __________ Head

     (x) Loan Value @       $0.70/bird             ________ @ 100% ____________

5)   Commercial Pullet Value:
     Number of Head                                __________ Head

     (x) Loan Value @       $0.40/bird             ________ @ 100% ____________

6)   Grain Feed Value (Field):
     Number of Head (NET)                          __________ Head

     (x) 0.75 Lbs/day (/) 2,000                    __________ Tons

     (x) Feed Cost/Ton      ____________           __________ x 65%____________

7)   Eggs (Hatching & In Transit):
     Number of Dozens                              __________ Dozen

     (x)                    $1.25/Doz              ________ @ 100% ____________

8)   Dressed Broilers (All Locations):
     Number of pounds                              __________ Lbs

     (x) Price/Lb. computed ____________           __________ x 65%____________

9)   Prepared Foods (All Locations)
     Number of pounds                              ___________ Lbs.

     (x) Price/Lb. computed _____________          __________ x 65%____________

10)  Eggs (Commercial)
     Number of Dozens                              __________ Dozen

     (x)                    ____________/dozen     __________ x 65%____________

11)  Grain Value (Feedmills):

     Corn:       ______ x ______                   __________ x 65%____________
                    Cost/Ton

     Soybean Meal: ______ x ______                 __________ x 65%____________
                       Cost/Ton

     Feed Supplements: ______ x ______             __________ x 65%____________
                          Cost/Ton
     Finished Feeds: ______ x ______               __________ x 65%____________
                         Cost/Ton

     Total Tons: ______                            __________ x 65%____________

12)  Branch Inventory of Packaged
     Items (@ Cost)                                __________ x 65%____________

13)  Packaging, Vaccines, Supplies (@              __________ x 40%____________
     Cost)

TOTAL COLLATERAL POOL                              ________         _________